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                                                                    Exhibit 10.1

                         FORM OF SUBSCRIPTION AGREEMENT
                         ------------------------------



China Evergreen Environmental Corporation
5/F, Guowei Building
73 Xianlie Middle Road
Guangzhou, Guangdong
People's Republic of China


Ladies and Gentlemen:

         The undersigned (the "Investor") is writing to advise you of the following terms and conditions under which the Investor hereby offers to subscribe (the "Offer") for the securities of this private placement (the "Offering") offered by China Evergreen Environmental Corporation, a Nevada corporation (the "Company"). The exclusive placement agent for the Offering is Westminster Securities Corporation (the "Placement Agent"). The Company is issuing investment units at the rate of $30,000 per unit, consisting of (a) 200,000 shares ("Shares") of the Company's common stock, par value $0.001 ("Common Stock") at the rate of $0.15 per Share and (b) 200,000 detachable warrants (the "Warrants") to purchase one share each of Common Stock at an exercise price of $0.20 per share (the "Warrant Shares"), expiring five years from their date of issuance. The Shares and the Warrants shall be collectively referred to as the "Units".

         The Company may issue up to $4,020,000 of Units (the "Maximum Offering") in this Offering. The Company and the Placement Agent, upon mutual agreement, may also sell up to an additional $810,000 of Units, representing an over-allotment allowance in the event the Offering is oversubscribed. The Investor understands that the Units are being issued pursuant to the exemption from registration requirements of the Securities Act of 1933, as amended (the "Securities Act" or the "Act"), in a private placement pursuant to an exemption from registration under Regulation D promulgated under Section 4(2) and Rule 506 of the Act. As such, the Shares, Warrants and the Warrant Shares are "restricted securities".

         The Units are being offered on a "best efforts, all or none" basis by the Company through the Placement Agent with respect to the initial $1,020,000 of Units (the "Minimum Offering"), during an offering period commencing on August 25, 2005 (the "Commencement Date"), which is the date of the Company's Private Placement Memorandum (together with all exhibits and supplements thereto, the "Memorandum") and continuing until September 30, 2005 (the "Offering Period"). If the Minimum Offering is not reached, the Offering will terminate on September 30, 2005 (unless earlier terminated by the Company and the Placement Agent) and all funds will be returned without interest or deduction. In the event the Minimum Offering is reached, the Offering will continue on a "best efforts" basis until the earlier of (i) the close of business (5:00 p.m. EST) on October 20, 2005, (ii) termination by mutual agreement of the Company and the Placement Agent, or (iii) completion of the sale of the Maximum Offering, including any over-allotment sales to which the Company and Placement Agent may agree ("Final Closing"). Any subscription documents or funds received after the Final Closing will be returned.

         All proceeds received from subscribers for the Units offered hereby will be deposited by the Placement Agent in a special non-interest bearing escrow account (the "Escrow Account") with Signature Bank and will be released to the Company against delivery by the Company to the Placement Agent, within ten (10) calendar days of each such release, of certificates representing the Shares and the Warrants comprising the Units (each a "Closing" and each such date, "Closing Date").

         1. SUBSCRIPTION.

                  Subject to the terms and conditions hereinafter set forth in this Subscription Agreement, the Investor hereby offers to purchase Units as set forth in the Investor Signature Page attached hereto.


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                  If the Offer is accepted, the Units shall be paid for by the delivery of such amount by wire transfer or check payable to the order of "Signature Bank as EA for CEEC", which is being delivered contemporaneously herewith.

                  Closings will be held, at the discretion of the Company and the Placement Agent, at reasonable intervals during the Offering Period, but in no event later than the Final Closing.

         2. CONDITIONS TO OFFER.

                  The Offering is made subject to the following conditions: (i) that the Company shall have the right to accept or reject this Offer, in whole or in part, for any reason whatsoever; and (ii) that the Investor agrees to comply with the terms of this Subscription Agreement.

                  Acceptance of this Offer shall be deemed given by the countersigning of this Subscription Agreement on behalf of the Company and inclusion of this Subscription Agreement in a Closing.

         3. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR.

                  The Investor, in order to induce the Company to accept this Offer, hereby warrants and represents as follows:

                  (a) ORGANIZATION; AUTHORITY. The Investor, if not an individual, is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by this Subscription Agreement and otherwise to carry out its obligations hereunder. The purchase by Investor of the Units hereunder has been duly authorized by all necessary action on the part of Investor. This Subscription Agreement has been duly executed by Investor, and when delivered by Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of Investor, enforceable against it in accordance with its terms, except
         (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and
         (iii) insofar as indemnification and contribution provisions may be limited by applicable law. Investor agrees that the Investor's subscription shall be irrevocable by Investor, and that, except as required by applicable law, Investor shall not be otherwise entitled to cancel, terminate or revoke this Subscription Agreement or any of Investor's obligations hereunder.

                  (b) INVESTOR REPRESENTATION. Investor understands that the Shares, Warrants and Warrant Shares each are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law. The Investor hereby agrees that the Company may insert the following or similar legend on the face of the certificates evidencing the Shares, Warrants and Warrant Shares, if required in compliance with federal and state securities laws:

                  "These securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or under the securities laws of any state. They may not be sold, offered for sale, or hypothecated in the absence of a registration statement in effect with respect to the securities under such act or an opinion of counsel reasonably satisfactory to the company that such registration is not required pursuant to a valid exemption therefrom under the Securities Act."

                  (c) NO DISTRIBUTION. Investor is acquiring the Units as principal for its own account, in the ordinary course of its business, and not with a view to or for distributing or reselling such Units or any part thereof. Investor has no present intention of distributing any of such Shares, Warrants or Warrant Shares and has no agreement or understanding, directly or indirectly, with any other individual, corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind (each, a "PERSON") regarding the distribution of such Units or Warrant Shares (this representation and warranty not limiting such Investor's right to sell the Shares, Warrants or Warrant Shares pursuant to a Registration Statement or otherwise in compliance with applicable federal and state securities laws).

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                  (d) INVESTOR STATUS. Investor is, and on each date on which it exercises any Warrants it will be an "Accredited Investor" as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the
         Securities Act. In general, an "Accredited Investor" is deemed to be an institution with assets in excess of $5,000,000 or individuals with net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse. In connection with a subscription hereunder, Investor will complete, execute and return the Statement of Accredited Investor attached hereto as Exhibit A certifying such status. Investor has provided on the signature page to this Agreement its correct address.

                  (e) EXPERIENCE OF INVESTOR. Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Units, and has so evaluated the merits and risks of such investment. The Investor has not authorized any Person to act as his Purchaser Representative (as that term is defined in Regulation D of the General Rules and Regulations under the Act) in connection with this transaction. Investor is able to bear the economic risk of an investment in the Units and, at the present time, is able to afford a complete loss of such investment.

                  (f) GENERAL SOLICITATION. Investor is not purchasing the Units as a result of any advertisement, article, notice or other communication regarding the Units published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement

                  (g) ACCESS TO INFORMATION. The Investor has reviewed the Memorandum and the Company has not made any other representations or warranties to the Investor with respect to the Company except as contained herein or in the Memorandum. The Investor has also been afforded the opportunity to ask questions of, and receive answers from, the officers and/or directors of the Company concerning the terms and conditions of the Offering and to obtain any additional information, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information furnished; and has availed himself of such opportunity to the extent he considers appropriate in order to permit him to evaluate the merits and risks of an investment in the Units. It is understood that all documents, records and books pertaining to this investment have been made available for inspection by the Investor during reasonable business hours at its principal place of business. Notwithstanding the foregoing, it is understood that the Investor is purchasing the Units without being furnished any prospectus setting forth all of the information that would be required to be furnished under the Act and this Offering has not been passed upon or the merits thereof endorsed or approved by any state or federal authorities.

                  (h) SUBSCRIPTIONS BY PLACEMENT AGENT. The Investor hereby acknowledges that the Placement Agent, its affiliates and/or its beneficial owners may subscribe for Units.

                  The Investor certifies that each of the foregoing representations and warranties set forth in subsection (a) through (h) inclusive of this Section 3 are true as of the date hereof and shall survive such date.

         4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company hereby makes the following representations and warranties to the Investor. Exceptions to the below, if any, shall be set forth in a disclosure schedule ("Company Disclosure Schedule"), attached hereto, each such disclosure schedule numbered in accordance with the section and paragraph number below to which it relates.

                  (a) SUBSIDIARIES. The Company, through its wholly-owned subsidiary Evergreen Asset Group Limited, owns a majority interest, directly or indirectly, in multiple subsidiaries through which it conducts its operations (each wholly-owned or majority-owned subsidiary of the Company individually a "Subsidiary" and collectively, "Subsidiaries"). All capital stock owned by the Company directly or through one or more Subsidiaries in each such Subsidiary is validly issued and is fully paid, non-assessable and free of preemptive and similar rights.

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                  (b) ORGANIZATION AND QUALIFICATION. Each of the Company and
         its Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of this Subscription Agreement, (ii) a material adverse effect on the results of operations, assets, business, prospects or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under this Subscription Agreement (any of (i), (ii) or (iii), a "MATERIAL ADVERSE EFFECT") and no action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened ("PROCEEDING") has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

                  (c) AUTHORIZATION; ENFORCEMENT. The Company has the requisite corporate power and authority to enter into and to consummate the Offering. The execution and delivery of this Subscription Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company, other than the Required Approvals (as defined below). This Subscription Agreement, when executed and delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

                  (d) NO CONFLICTS. The execution, delivery and performance of this Subscription Agreement by the Company and the consummation by the Company of the Offering do not and will not: (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) subject to obtaining the Required Approvals (as defined below), conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiaries' debt or otherwise) or other understanding to which the Company or either of the Subsidiaries is a party or by which any property or asset of the Company or its Subsidiaries is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority as currently in effect to which the Company or either of the Subsidiaries is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or either of the Subsidiaries is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate (a) adversely affect the legality, validity or enforceability of the Offering, (b) have or result in or be reasonably likely to have or result in a material adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (c) adversely impair the Company's ability to perform fully on a timely basis its obligations under this Subscription Agreement (any of (a), (b) or (c), a "MATERIAL ADVERSE EFFECT").

                  (e) FILINGS, CONSENTS AND APPROVALS. Neither the Company nor the Subsidiaries is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Subscription


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         Agreement, other than: (i) the filing with the Securities and Exchange
         Commission ("COMMISSION") of the Registration Statement, (ii) the filing with the Commission of a Form D pursuant to Commission Regulation D, and (iii) applicable Blue Sky filings (collectively, the "REQUIRED APPROVALS")

                  (f) ISSUANCE OF THE SECURITIES. The Units, and each component or underlying security, are duly authorized and, when issued and paid for in accordance with this Subscription Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens, and not subject to any preemptive rights. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock required for issuance of the Shares and the Warrant Shares.

                  (g) CAPITALIZATION. The number of shares and type of all authorized, issued and outstanding capital stock of the Company is as set forth in the Memorandum. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the Offering. Except for options and shares of capital stock issued or issuable under the Company's stock option plan or disclosed in the Memorandum, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person or entity any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or either of the Subsidiaries is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Except as set forth in the Company Disclosure Schedule, the issuance and sale of the Units will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than pursuant to this Offering) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Units and the Warrant Shares. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company's capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders. A complete list of stockholders of the Company that are officers, directors and individuals holding more than 5% of the outstanding Common Stock is included in the Memorandum.

                  (h) SEC REPORTS; FINANCIAL STATEMENTS. The Company has filed all reports required to be filed by it under the Securities Act and the Securities Exchange Act of 1934, as amended ("EXCHANGE Act"), including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC REPORTS") in accordance with the time requirements of the Securities Act and the Exchange Act. Except as set forth in the Company Disclosure Schedule, as of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company has advised Investor that a correct and complete copy of each of the SEC Reports (together with all exhibits and schedules thereto and as amended to date) is available at HTTP://WWW.SEC.GOV, a website maintained by the Commission where Investor may view the SEC Reports. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended.

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                  (i) MATERIAL CHANGES. Except as disclosed in the Company
         Disclosure Schedule, since the date of the latest audited financial statements included in the SEC Reports: (i) there has been no event, occurrence or development that has had a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, except as disclosed in the SEC Reports (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders except in the ordinary course of business consistent with prior practice, or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock except consistent with prior practice or pursuant to existing Company stock option or similar plans, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option or similar plans or as disclosed in the SEC Reports.

                  (j) LITIGATION. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, the Subsidiaries or any of its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "ACTION") which: (i) adversely affects or challenges the legality, validity or enforceability of this Subscription Agreement or the Units or (ii) could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of a breach of fiduciary duty. The Company does not have pending before the Commission any request for confidential treatment of information. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiaries under the Exchange Act or the Securities Act.

                  (k) LABOR RELATIONS. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company or any Subsidiary which could reasonably be expected to result in a Material Adverse Effect.

                  (l) COMPLIANCE. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business except in each case as could not have a Material Adverse Effect.

                  (m) REGULATORY PERMITS. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its business as currently conducted, except where the failure to possess such permits would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect ("MATERIAL PERMITS"), and the Company has not received any notice of proceedings relating to the revocation or modification of any Material Permit.

                  (n) TITLE TO ASSETS. The Company and the Subsidiaries have good and marketable title in all real and personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of any liens, encumbrances or other restrictions. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance.

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                  (o) PATENTS AND TRADEMARKS. The Company and the Subsidiaries
         have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights necessary or material for use in connection with their respective businesses as currently conducted and which the failure to so have could have a Material Adverse Effect (collectively, the "INTELLECTUAL PROPERTY RIGHTS"). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights of others.

                  (p) INSURANCE. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. To the best of Company's knowledge, such insurance contracts and policies are accurate and complete. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

                  (q) TRANSACTIONS WITH AFFILIATES AND EMPLOYEES. None of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $60,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company.

                  (r) INTERNAL ACCOUNTING CONTROLS. Each of the Company and the Subsidiaries is in material compliance with all provisions of the Sarbanes Oxley Act of 2002 which are presently applicable to it. Each of the Company and the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of June 30, 2005 (such date, the "EVALUATION DATE"). The Company presented in the Form 10-QSB for the quarter ended June 30, 2005 the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 307(b) of Regulation S-B under the Exchange Act), except with respect to the acquisition of Evergreen Asset Group Limited, as disclosed in the SEC Reports.

                  (s) PRIVATE PLACEMENT. Assuming the accuracy of the Investor representations and warranties set forth in Section 3, no registration under the Securities Act is required for the offer and sale of the Units by the Company to the Investors as contemplated hereby.

                  (t) APPLICATION OF TAKEOVER PROTECTIONS. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Investors as a result of the Investors and the Company fulfilling their obligations or exercising their rights under this Subscription Agreement, including without limitation as a result of the Company's issuance of the Units and the Investor's ownership of the Units and Warrant Shares.

                  (u) DISCLOSURE. The Company confirms that all written statements provided to the Investor regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company with respect to the representations and warranties made herein are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that the Investor makes or has made no representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Subscription Agreement.

                  (v) NO INTEGRATED OFFERING. Assuming the accuracy of the Investor's representations and warranties set forth in this Subscription Agreement, neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this Offering to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions in a manner that would require the registration under the Securities Act of the Offering or, if then listed or quoted on a trading market, that would be integrated with the Offering for purposes of the rules and regulations of any trading market.

                  (w) SOLVENCY. Based on the financial condition of the Company as of each Closing Date after giving effect to the receipt by the Company of the proceeds from the sale of the Units hereunder, (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

                  (x) TAX STATUS. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

                  (y) NO GENERAL SOLICITATION. Neither the Company nor any Person acting on behalf of the Company (which does not include the Placement Agent for purposes of this subpart (y)) has offered or sold any of the Units by any form of general solicitation or general advertising. The Company has offered the Units for sale only to each Investor in the Offering and certain other "accredited investors" within the meaning of Rule 501 under the Securities Act.

                  (z) FOREIGN CORRUPT PRACTICES. Neither the Company, nor to the knowledge of the Company, any agent or other Person acting on behalf of the Company, has (i) directly or indirectly, used any corrupt funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any Person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

                  (aa) ACCOUNTANTS. The Company's accountants are set forth in the SEC Reports. To the Company's knowledge, such accountants, who the Company expects will express their opinion with respect to the financial statements to be included in the Company's upcoming annual report, are a registered public accounting firm as required by the Securities Act.

                  (bb) INDEBTEDNESS. Except as set forth in the Company Disclosure Schedule, as of each Closing Date, the Company has not materially increased its indebtedness.

                  (cc) NO DISAGREEMENTS WITH ACCOUNTANTS AND LAWYERS. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the accountants and lawyers formerly or presently employed by the Company, that would, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

                  (dd) LISTING AND MAINTENANCE REQUIREMENTS. The Company's Common Stock currently trades on the Nasdaq Over-the-Counter Bulletin Board (OTCBB). The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the periodic SEC reporting requirements necessary to maintain trading on the OTCBB.

         5. REGISTRATION RIGHTS.

         The Company grants registration rights to the Investor under the following terms and conditions:

         (a) The Company shall prepare and file, at its own expense, within thirty (30) days of the Final Closing, a registration statement under the Securities Act (the "REGISTRATION STATEMENT") with the Commission sufficient to permit the non-underwritten public offering and resale of all of the Shares and Warrant Shares (as subject to adjustment) and the shares of common stock issuable upon exercise of the Green Shoe Option (defined in Section 6(o) below) (the "Registrable Securities") through the facilities of all appropriate securities exchanges, if any, on which the Company's Common Stock is being sold or on the over-the-counter market if the Company's Common Stock is traded thereon.

         (b) The Company will use its reasonable best efforts to cause such Registration Statement to become effective within one hundred and twenty (120) days from the Final Closing or, if earlier, within three (3) business days of Commission clearance to request acceleration of effectiveness. The number of shares designated in the Registration Statement to be registered shall include all of the Registrable Securities and shall include appropriate language regarding reliance upon Rule 416 to the extent permitted by the Commission. The Company will notify the Investor of the date of effectiveness of the Demand Registration within two (2) business days of such event. In the event that the number of shares so registered shall prove to be insufficient to register the resale of all of the Registrable Securities, then the Company shall be obligated to file, within thirty (30) days of notice from any Investor, a further Registration Statement registering such remaining shares and shall use its reasonable best efforts to prosecute such additional Registration Statement to effectiveness within ninety (90) days of the date of such notice.

         (c) The Company will maintain the Registration Statement or post-effective amendment filed under the terms of this Subscription Agreement effective under the Securities Act until the earlier of (i) the date that all of the Registrable Securities have been sold pursuant to such Registration Statement, (ii) all Registrable Securities have been otherwise transferred to Persons who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend, or (iii) all Registrable Securities may be sold at any time, without volume or manner of sale limitations pursuant to Rule 144(k) or any similar provision then in effect under the Securities Act in the opinion of counsel to the Company, which counsel shall be reasonably acceptable to the Investor (the "EFFECTIVENESS PERIOD").

         (d) If, at any time during which the Registration Statement required by
Section 5(a) and 5(b) above is not effective, the Company shall determine to proceed with the preparation and filing of a registration statement pursuant to the Securities Act in connection with the proposed offer and sale of any of its securities by it or any of its security holders (other than a registration statement on Form S-4, S-8, or other limited purpose form), the Company will give written notice of its determination to each Investor. Upon receipt of a written request from any Investor, within thirty (30) days after receipt of any such notice from the Company, the Company will cause all such Shares and Warrant Shares ("REGISTRABLE SECURITIES") requested by the Investor to be included in such registration statement (a "REGISTRATION STATEMENT"), all to the extent required to permit the sale or other disposition by such Investor, of such shares. The obligation of the Company under this Section 5(a) shall be unlimited as to the number of registration statements to which it applies, unless the Effectiveness Period has ended.

         (e) All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement, in making filings with NASD or NASDR (including, without limitation, pursuant to NASD Rule 2710), and in complying with applicable federal securities and Blue Sky laws (including, without limitation, all attorneys' fees of the Company) shall be borne by the Company. The Investor shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Registrable Securities being registered and the fees and expenses of their counsel. The Company shall use its reasonable best efforts to qualify any of the Securities for sale in such states as any Investor reasonably designates and shall furnish indemnification. However, the Company shall not be required to qualify in any state which will require an escrow or other restriction relating to the Company and/or the sellers, or which will require the Company to qualify to do business in such state or require the Company to file therein any general consent to service of process. The Company at its expense will supply each of the Investors with one unbound copy of the applicable Registration Statement and any prospectus included therein and other related documents.

         (f) Certificates evidencing the Registrable Securities shall not contain any legend: (i) while a Registration Statement covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Registrable Securities pursuant to Rule 144, or (iii) if such Registrable Securities are eligible for legend removal under Rule 144(k), or
(iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission); PROVIDED, HOWEVER, in connection with the issuance of the Shares and Warrant Shares, Investor hereby agrees to adhere to and abide by all prospectus delivery requirements under the Securities Act and rules and regulations of the Commission. The Company shall instruct its transfer agent (or, if required by transfer agent, cause an attorney to issue a legal opinion to such transfer agent) promptly after the effectiveness of the Registration Statement (in the case of item (i) herein) or upon request of the Investor (in the case of items (ii), (iii) or (iv) herein) to effect the removal of the legend hereunder. If all or any portion of a Warrant is converted or exercised at a time when there is an effective registration statement to cover the resale of the Warrant Shares, or if such Warrant Shares may be sold under Rule 144(k) or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations thereof) then such Warrant Shares shall be issued free of all legends. The Company agrees that following the effectiveness of the Registration Statement or at such time as such legend is no longer required under this Section 5(f), it will, no later than three business days following the delivery by Investor to the Company's transfer agent of a certificate representing Registrable Securities accompanied by appropriate stock power or other required documentation, as applicable, issued with a restrictive legend (such third Business Day, the "LEGEND REMOVAL Date"), deliver or cause to be delivered to such Investor a certificate representing such shares that is free from all restrictive and other legends, in each case without charge to the Investor other than customary transfer fees which may be charged by the transfer agent or broker-dealer. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section 5(f). Without limiting the Investor's other legal remedies, the Company shall immediately upon demand reimburse the Investor for the cost and losses occasioned by any buy-in resulting from the Company's failure to timely deliver unlegended share certificates, provided Investor provides documentation confirming such buy-in was initiated by Investor's broker, securities custodian, or other such outside party, and not by Investor.

         (g) In the event that (i) the Registration Statement is not filed with the Commission within thirty (30) days of the Final Closing, (ii) such Registration Statement is not declared effective by the Commission within the earlier of one hundred and twenty (120) days from the Final Closing or three (3) business days of clearance by the Commission to request effectiveness, (iii) such Registration Statement is not maintained as effective by the Company for the Effectiveness Period or as allowed by 5(k)(ii) below or (iii) the additional Registration Statement referred to in Section 5(b) is not filed within thirty
(30) days or declared effective within ninety (90) days as set forth therein (each a "REGISTRATION DEFAULT") then the Company will pay Investor (pro rated on a daily basis), as partial compensation for such failure and not as a penalty two percent (2.0%) of the purchase price of the Registrable Securities purchased from the Company and held by the Investor for each month (or portion thereof) until such Registration Statement has been filed (in the case of clause (i) and clause (iv)), and in the event of late effectiveness (in case of clause (ii) above) or lapsed effectiveness (in the case of clause (iii) above), two percent (2.0%) of the purchase price of the Registrable Securities purchased from the Company and held by the Investor each month (or portion thereof) (regardless of whether one or more such Registration Defaults are then in existence, but without duplication of such partial compensatory payments) until such Registration Statement has been declared effective. Such compensatory payments shall be made to the Investors in cash, no later than the fifth business day following the month in which such Registration Default(s) occurred, PROVIDED, HOWEVER, that the payment of such amounts shall not relieve the Company from its obligations to register the Registrable Securities pursuant to this Section.

         (h) If the Company does not remit the payment to the Investor as set forth in Section 5(g) above, the Company will pay the Investor interest at the rate of 12% per annum, or the highest rate permitted by law, if less, until such sums have been paid in full, and reasonable costs of collection, including attorneys' fees, in addition to the liquidated damages. The registration of the Registrable Securities pursuant to this provision or payment of such compensatory amounts shall not affect or limit the Investor's other rights or remedies as set forth in this Subscription Agreement or at law.

         (i) In the event a Registration Statement is not effective at any time after one year following the issuance date of the Warrants (other than an Allowed Delay, as defined in Section 5(k)(ii) below), compensatory payments as described in Section 5(g) above shall cease, the Warrants shall become exercisable pursuant to a cashless exercise feature, and the Company shall cause its counsel to issue such legal opinions as may be reasonably requested by the Investor in connection with any sales of the Warrant Shares in accordance with Rule 144 under the Securities Act in accordance with the procedures of Section 5(f) above.

         (j) At all times after one (1) year following the Final Closing Date, the Company will prepare and furnish to Investor and make publicly available in accordance with Rule 144(c) such information as is required for Investor to sell the Registrable Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144. In addition, the Investor shall be entitled to unlimited piggyback registration rights under Section 5(d) above.

         (k) In the case of each registration effected by the Company pursuant to any section herein, the Company will keep each Investor advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will:

         (i) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to a disposition of all securities covered by such registration statement;

         (ii) Notify the Investor at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing, and at the request of shareholders, prepare and furnish to them a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the Investor, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing; PROVIDED THAT, for not more than forty-five (45) calendar days in any twelve (12) month period), the prospectus made part of such registration statement may omit material information concerning the Company (an "Allowed Delay"); PROVIDED FURTHER that the Company shall promptly (a) notify each Investor in writing of the existence of (but in no event, without the prior written consent of such Investor, shall the Company disclose to such Investor any of the facts or circumstances regarding) the omission of any material information giving rise to an Allowed Delay and (b) advise each Investor in writing to cease all sales under such registration statement until the termination of the Allowed Delay;

         (iii) Use its commercially reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a registration statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible moment and to notify Investor (and, in the event of an underwritten offering, the managing underwriter) of the issuance of such order and the resolution thereof;

         (iv) If NASD Rule 2710 requires any broker-dealer to make a filing prior to executing a sale of Registrable Securities by an Investor, make an Issuer Filing with the NASD Corporate Financing Department pursuant to NASD Rule 2710 and respond within five business days to any comments received from NASD in connection therewith.

         (v) Otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the Commission.

         (l) To the extent Investor includes any Shares or Warrant Shares in a registration statement pursuant to the terms hereof, the Company will indemnify and hold harmless Investor, its directors and officers, and each Person, if any, who controls Investor within the meaning of the Securities Act, from and against, and will reimburse Investor, its directors and officers and each controlling Person with respect to, any and all loss, damage, liability, cost and expense to which Investor or such controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by Investor or any such controlling Person in writing specifically for use in the preparation thereof.

         (m) To the extent Investor includes any Shares or Warrant Shares in a registration statement pursuant to the terms hereof, Investor will indemnify and hold harmless the Company, its directors and officers and any controlling Person from and against, and will reimburse the Company, its directors and officers and any controlling Person with respect to, any and all loss, damage, liability, cost or expense to which the Company, its directors and officers or such controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in conformity with written information furnished by or on behalf of the Investor specifically for use in the preparation thereof and provided further, that the maximum amount that may be recovered from Investor shall be limited to the amount of proceeds received by Investor from the sale of such shares of Common Stock

         (n) To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable hereunder to the extent permitted by law, provided that (i) no contribution shall be made under circumstances where the indemnifying party would not have been liable for indemnification pursuant to the provisions hereof, (ii) no seller of securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of securities who was not guilty of such fraudulent misrepresentation, and (iii) the amount of the contribution together with any other payments made in respect of such loss, damage, liability or expense, by any seller of securities shall be limited to the net amount of proceeds received by such seller from the sale of such securities.

         (o) The Investor will cooperate with the Company in connection with this Subscription Agreement, including timely supplying all information and executing and returning the Selling Securityholder Notice and Questionnaire attached hereto as Exhibit B, and any other documents requested by the Company which are required to enable the Company to perform its obligations to register the Shares and the Warrant Shares.

         6. OTHER AGREEMENTS OF THE COMPANY AND THE INVESTOR.

         (a) RIGHT TO PLEDGE. The Company acknowledges and agrees that Investor may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Shares, Warrants or Warrant Shares to a financial institution that is an "accredited investor" as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, such Investor may transfer pledged or secured Units or Warrant Shares to the pledgees or secured parties. Such a pledge would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At Investor's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of such securities may reasonably request in connection with a pledge of the Shares, Warrants or Warrant Shares.

         (b) ACKNOWLEDGMENT OF DILUTION. The Company acknowledges that the issuance of the Warrant Shares may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial. The Company further acknowledges that its obligations under this Subscription Agreement, including without limitation its obligation to issue the Shares and Warrant Shares, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Investor and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

         (c) FURNISHING OF INFORMATION. Until the earlier of (i) five (5) years from the Final Closing after such date or (ii) the date that all Warrants issued in the Offering have been exercised, redeemed or expired, and all Registrable Securities have been sold, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.

         (d) INTEGRATION. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Units in a manner that would require the registration under the Securities Act of the Offering or, if then listed or quoted on a trading market, that would be integrated with the Offering for purposes of the rules and regulations of any trading market.

         (e) EXERCISE PROCEDURES. The form of Notice of Exercise included in the Warrant sets forth the totality of the procedures required of the Investor in order exercise its Warrant. No additional legal opinion or other information or instructions shall be required of the Investor to exercise its Warrant. The Company shall honor exercises of the Warrants and shall deliver the underlying Warrant Shares in accordance with the terms, conditions and time periods set forth in this Subscription Agreement and the form of Warrant.

         (f) SHAREHOLDERS RIGHTS PLAN. No claim will be made or enforced by the Company or, to the knowledge of the Company, any other Person that any Investor is an "Acquiring Person" under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Investor could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving the Shares, Warrants or Warrant Shares or under any other agreement between the Company and the Investor. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

         (g) INTENTIONALLY OMITTED.

         (h) USE OF PROCEEDS. The Company shall use the net proceeds from the sale of the Units hereunder for working capital purposes only and not for the satisfaction of the Company's debt (other than payment of trade payables in the ordinary course of the Company's business and prior practices or repayment of the bridge loan made to the Company for an aggregate of up to $500,000). The Company will not use any proceeds from the sale of the Units to redeem any Common Stock, or to settle any outstanding litigation.

         (i) REIMBURSEMENT. If Investor becomes involved in any capacity in any Proceeding by or against any Person who is a stockholder of the Company (except as a result of sales, pledges, margin sales and similar transactions by such Investor to or with any current stockholder), solely as a result of such Investor's acquisition of the Shares, Warrants or Warrant Shares, and the Investor is successful in the Proceeding, the Company will reimburse such Investor for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Investor who is actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Investor and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Investor and any such Affiliate and any such Person. The Company also agrees that neither the Investor nor any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company solely as a result of acquiring the Units and Warrant Shares under this Agreement.

         (j) INDEMNIFICATION OF INVESTOR. Subject to the provisions of this
Section 6(j), the Company will indemnify and hold the Investor and its directors, officers, shareholders, partners, employees and agents (each, an "INVESTOR PARTY") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any such Investor Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Subscription Agreement or (b) any action instituted against Investor, or its respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Investor, with respect to any of the transactions contemplated by this Subscription Agreement (unless such action is based upon a breach of such Investor's representation, warranties or covenants under this Subscription Agreement or any agreements or understandings such Investor may have with any such stockholder or any violations by the Investor of state or federal securities laws or any conduct by such Investor which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Investor Party in respect of which indemnity may be sought pursuant to this Agreement, such Investor Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing. Any Investor Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Investor Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Investor Party. The Company will not be liable to any Investor Party under this Agreement (i) for any settlement by a Investor Party effected without the Company's prior written consent, which shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Investor Party's breach of any of the representations, warranties, covenants or agreements made by Investor in this Subscription Agreement.

         (k) TRANSFER AND TRADABILITY OF THE SHARES AND WARRANT SHARES. The Company shall provide a transfer agent and registrar for all shares of its Common Stock, including the Shares and Warrant Shares at least until such time as all the Shares and Warrant Shares have been sold. Once listed on a nationally recognized exchange or marketplace, the Company shall cause all shares of Common Stock which are registered in accordance with the provisions of Section 5 above to be listed or included for quotation on each exchange or marketplace on which the Company's shares of Common Stock are then listed or included for quotation (or a superior marketplace as may be applicable in the future) at least until the later of (i) five (5) years from the Final Closing and (ii) such time as all the Shares and Warrant Shares have been sold by all of the Investors in the Offering and there are no Warrants outstanding and unexercised.

         (l) CERTAIN ADJUSTMENTS. If at any time prior to the earlier of (i) the date the legend is removed from the Investor's Shares or (ii) two years from the Closing in which the Investor's Shares were issued, the Corporation shall offer, sell, grant any option to purchase or offer, sell or grant any right to reprice its securities, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition), Additional Shares of Common Stock (as hereinafter defined) without consideration or for a consideration per share less than $0.15 per share (subject to proportional adjustment in the event of combinations, subdivisions, recapitalizations and the like) (the "Dilutive Price"), then forthwith upon the occurrence of any such event (the "Dilutive Issuance"), the Company shall have the option to either issue additional Shares or pay cash to the holders of the Shares such that the effective share price of any Shares still held by the Investors hereunder shall become equivalent to the lower share price in the Dilutive Issuance.

         As used herein, "Additional Shares of Common Stock" shall mean all shares of Common Stock or any securities of the Corporation which would entitle the holder thereof to acquire at any time Common Stock (including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock), whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which is issued in connection with such issuance, at an effective price per share which is less than the Dilutive Price. If the Corporation issues any securities convertible or exchangeable into Common Stock, the maximum number of shares of Common Stock issuable thereunder shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue, if the consideration per share of such Additional Shares of Common Stock (as hereinafter determined) is less than the Dilutive Price. Additional Shares of Common Stock, however, shall not include the issuance of (i) shares of Common Stock or options to employees, officers or directors of the Corporation pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Corporation or a majority of the members of a committee of non-employee directors established for such purpose, (ii) securities upon the exercise of or conversion of any securities issued hereunder, convertible securities, options or warrants issued and outstanding as of the Final Closing, provided that such securities have not been amended since the date of the Final Closing to increase the number of such securities, and (iii) securities issued pursuant to mergers, acquisitions or strategic transactions, provided any such issuance shall only be to an entity which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

         (m) FUTURE PRICED SECURITIES. From the date hereof until the date that less than 20% of the Warrants remain outstanding and unexercised, the Company shall be prohibited from effecting or entering into an agreement to effect any financing involving a "VARIABLE RATE TRANSACTION" unless the Company obtains express written consent and authorization from the holders of at least seventy (70%) percent of the then-outstanding and unexercised Warrants. The term "VARIABLE RATE TRANSACTION" shall mean a transaction in which the Company issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities.

         (n) APPOINTMENT OF CHIEF FINANCIAL OFFICER. The Company shall appoint to the position of Chief Financial Officer an individual who has experience with US GAAP accounting, Sarbanes-Oxley and US financial markets, and can communicate with the investment community in the US. If this requirement is not met within ninety (90) days of Final Closing, the Company shall pay to Investor, pro rated on a daily basis, as liquidated damages and not as a penalty, an amount equal to six percent (6%) of Investor's initial purchase amount hereunder, per annum, payable monthly. Such payment shall be made until such time as this requirement is met. Nothing shall preclude the Investor from pursuing or obtaining specific performance or other equitable relief with respect to this Section 6(n). The parties hereto agree that the liquidated damages provided for in this Section 6(n) constitute a reasonable estimate of the damages that may be incurred by the Investor by reason of the failure of the Company to appoint a Chief Financial Officer as described herein.

         (o) GREEN SHOE. Investors purchasing 34 Units ($1,020,000) or more shall be granted the right to participate in a green shoe option ("Green Shoe Option") to purchase additional securities from the Company at the same terms as the Units, at such Investors' option. The Green Shoe Option shall be for a total of $1,005,000 of Units, and the right shall be distributed pro rata among any Investors who qualify for such option. Holders of the Green Shoe Option may exercise their option for the period beginning with the initial effective date of the Registration Statement and continuing until the six (6) month anniversary of such date. Any additional investment pursuant to this Section 6(o) will be on terms and prices identical to those set forth in this Subscription Agreement, and pursuant to a subscription agreement entered into by the Company and the Investor that is identical to this Subscription Agreement, MUTATIS MUTANDIS, except that:

                  (i) the introductory 2nd, 3rd and 4th paragraphs will be updated to indicate the maximum offering is $1,005,000, all on a "best efforts" basis, expiring six (6) months from the initial effective date of the Registration Statement;
                  (ii) Section 1 will be updated to indicate the Units may be paid for by direct payment to the Company;
                  (iii) the Company Disclosure Schedule will be updated, if necessary;
                  (iv) Section 5(a) and 5(b) will be updated to indicate that a registration statement for the Warrant Shares issuable upon exercise of the Green Shoe Option shall be filed within thirty (30) days and effective within one hundred twenty (120) days from the earlier of (i) the date that the exercise of all of the Green Shoe Option has been completed or (ii) the expiration of the Green Shoe Option or remaining balance thereof.

         (p) EQUAL TREATMENT OF INVESTORS. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of such Person's Subscription Agreement unless the same consideration is also offered to all Investors in the Offering. For clarification purposes, this provision constitutes a separate right granted to each Investor by the Company and shall not in any way be construed as the investors in the Offering acting in concert or as a group with respect to the purchase, disposition or voting of the Shares, Warrants, Warrant Shares or otherwise.

         7. SPECIFIC STATE LEGENDS.

         FOR NEW HAMPSHIRE RESIDENTS ONLY: NEITHER THE FACT THAT A REGISTRATION STATEMENT OR AN APPLICATION FOR A LICENSE HAS BEEN FILED WITH THE STATE OF NEW HAMPSHIRE NOR THE FACT THAT A SECURITY IS EFFECTIVELY REGISTERED OR A PERSON IS LICENSED IN THE STATE OF NEW HAMPSHIRE CONSTITUTES A FINDING BY THE SECRETARY OF STATE THAT ANY DOCUMENT FILED UNDER RSA 421-B OF THE NEW HAMPSHIRE UNIFORM SECURITIES ACT IS TRUE, COMPLETE AND NOT MISLEADING. NEITHER ANY SUCH FACT NOR THE FACT THAT AN EXEMPTION OR EXCEPTION IS AVAILABLE FOR A SECURITY OR A TRANSACTION MEANS THAT THE SECRETARY OF STATE HAS PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED OR GIVEN APPROVAL TO, ANY PERSON, SECURITY OR TRANSACTION. IT IS UNLAWFUL TO MAKE, OR CAUSE TO BE MADE, TO ANY PROSPECTIVE PURCHASER, CUSTOMER OR CLIENT ANY REPRESENTATION INCONSISTENT WITH THE PROVISIONS OF THIS PARAGRAPH.

         FOR FLORIDA RESIDENTS ONLY: EACH FLORIDA RESIDENT WHO SUBSCRIBES FOR THE PURCHASE OF SECURITIES HEREIN HAS THE RIGHT, PURSUANT TO SECTION 517.061(11)(A)(5) OF THE FLORIDA SECURITIES ACT, TO WITHDRAW HIS SUBSCRIPTION FOR THE PURCHASE AND RECEIVE A FULL REFUND OF ALL MONIES PAID WITHIN THREE BUSINESS DAYS AFTER THE EXECUTION OF THIS SUBSCRIPTION AGREEMENT OR PAYMENT FOR THE PURCHASE HAS BEEN MADE, WHICHEVER IS LATER. WITHDRAWAL WILL BE WITHOUT ANY FURTHER LIABILITY TO ANY PERSON. TO ACCOMPLISH THIS WITHDRAWAL, A SUBSCRIBER NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY AT THE ADDRESS SET FORTH IN THIS SUBSCRIPTION AGREEMENT INDICATING HIS INTENTION TO WITHDRAW.

         SUCH LETTER OR TELEGRAM SHOULD BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED THIRD BUSINESS DAY. IT IS ADVISABLE TO SEND SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME IT WAS MAILED. IF THE REQUEST IS MADE ORALLY, IN PERSON OR BY TELEPHONE TO AN OFFICER OF THE COMPANY, A WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED SHOULD BE REQUESTED.

         FOR GEORGIA RESIDENTS ONLY THE SECURITIES OFFERED HEREBY ARE BEING ISSUED OR SOLD IN RELIANCE ON PARAGRAPH (13) OF CODE SECTION 10-5-9 OF THE GEORGIA SECURITIES ACT OF 1973, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT

         FOR RESIDENTS OF ALL STATES: THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

         THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

         8. MISCELLANEOUS.

         (a) TERMINATION. The Investor agrees that he shall not cancel, terminate or revoke this Subscription Agreement or any agreement of the Investor made hereunder other than as set forth herein, and that this Subscription Agreement shall survive the death or disability of the Investor. If the Company elects to cancel this Subscription Agreement, in whole or in part, provided that it returns to the Investor, without interest and without deduction, all sums paid by the Investor (or such rejected portion thereof), this Offer shall be null and void and of no further force and effect, and no party shall have any rights against any other party hereunder

         (b) ENTIRE AGREEMENT. This Subscription Agreement, together with the schedules and exhibits hereto, contains the entire understanding of the Company and the Investor with respect to the subject matter hereof.

         (c) NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on any Business Day, (c) the second Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be to the Investor at his address set forth on the Investor Signature Page, to the Company at the addresses set forth above, and to the Placement Agent at 100 Wall Street, 7th Floor, New York, NY 10005.

         (d) AMENDMENTS; WAIVERS. No provision of this Subscription Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each Investor in the Offering or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Subscription Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the Investor, the Investor does not thereby or in any manner waive any rights granted to the Investor under federal or state securities laws.

         (e) CONSTRUCTION. The headings herein are for convenience only, do not constitute a part of this Subscription Agreement and shall not be deemed to limit or affect any of the provisions hereof.

         (f) SUCCESSORS AND ASSIGNS. This Subscription Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Subscription Agreement or any rights or obligations hereunder without the prior written consent of each Investor in the Offering. Investor may assign any or all of its rights under this Subscription Agreement to any Person to whom Investor assigns or transfers any of the Shares, Warrants or Warrant Shares, provided such transferee agrees in writing to be bound, with respect to such transferred securities, by the provisions hereof that apply to the Investor.

         (g) NO THIRD-PARTY BENEFICIARIES. This Subscription Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in
Section 6(i).

         (h) GOVERNING LAW. All questions concerning the construction, validity, enforcement and interpretation of this Subscription Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Subscription Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of this Subscription Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

         (i) SURVIVAL. The representations and warranties contained herein shall survive each Closing Date and the delivery and/or exercise of the Units and Warrant Shares, as applicable for the applicable statue of limitations for a period of three (3) years from the date hereof.

         (j) EXECUTION. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

         (k) SEVERABILITY. If any provision of this Subscription Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Subscription Agreement.

         (l) RESCISSION AND WITHDRAWAL RIGHT. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) this Subscription Agreement, whenever Investor exercises a right, election, demand or option under this Subscription Agreement or the Warrant, and the Company does not timely perform its related obligations within the periods therein provided, then Investor may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; PROVIDED, HOWEVER, in the case of a rescission of an exercise of a Warrant, Investor shall be required to return any shares of Common Stock subject to any such rescinded exercise notice.

         (m) REPLACEMENT OF SECURITIES. If any certificate or instrument evidencing any Shares, Warrants or Warrant Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement securities.

         (n) REMEDIES. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of Investor and the Company will be entitled to specific performance under this Subscription Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

         (o) PAYMENT SET ASIDE. To the extent that the Company makes a payment or payments to Investor pursuant to this Subscription Agreement or an Investor enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

         (p) LIQUIDATED DAMAGES. The Company's obligations to pay any partial liquidated damages or other amounts owing under this Subscription Agreement is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.


      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

      INVESTOR SIGNATURE PAGE FOR CHINA EVERGREEN ENVIRONMENTAL CORPORATION
                             SUBSCRIPTION AGREEMENT
           PLEASE PRINT OR TYPE, USE INK ONLY. (ALL PARTIES MUST SIGN)

The undersigned Investor hereby certifies that he (i) has received and relied solely upon the Memorandum, the SEC Reports and this Subscription Agreement and their respective exhibits and schedules, (ii) agrees to all the terms and conditions of this Subscription Agreement, (iii) meets the suitability standards set forth herein and (iv) is a resident of the state or foreign jurisdiction indicated below.


Dollar Amount of Units Subscribed for:  $_________   ($30,000 Units for 200,000 Shares and
                                                     200,000 Warrants)

--------------------------------------------------   If other than individual check one and indicate
Name of Investor (Print)                             capacity of signatory under the signature:
                                                     [ ] Trust
--------------------------------------------------   [ ] Estate
Name of Joint Investor (if any) (Print)              [ ] Uniform Gifts to Minors Act, State of __________
                                                     [ ] Attorney-in-fact
                                                     [ ] Corporation
--------------------------------------------------   [ ] Other
Signature of Investor
                                                     If Joint Ownership, Check one:
                                                     [ ] Joint Tenants with Right of Survivorship
--------------------------------------------------   [ ] Tenants in Common
Signature of Joint Investor (if any)                 [ ] Tenants by the Entirety
                                                     [ ] Community by Property
--------------------------------------------------
Capacity of Signatory (if applicable)                Backup Withholding Statement:
                                                     [ ] Please check this box only if the investor is
--------------------------------------------------       subject to backup withholding
Social Security or Taxpayer Identification Number
                                                     Foreign Person:
Investor Address:                                    [ ] Please check this box only if the investor
                                                         is a nonresident alien, foreign corporation,
--------------------------------------------------       foreign partnership, foreign trust or foreign estate
Street Address
                                                     Country ________________  Passport # ___________
--------------------------------------------------
City                        State      Zip Code      ID # ___________________  ID Type ______________

Telephone: (  )                  Fax: (   )

Email:_____________________________________________

Address for Delivery of Securities (if different from above):

--------------------------------------------------

--------------------------------------------------
City                         State        Zip Code

Broker:
   [ ] Westminster Registered Rep.________________   [ ] Other Investor Representative: ____________________

The investor agrees to the terms of this Subscription Agreement and, as required by the Regulations pursuant to the Internal Revenue Code, certifies under penalty of perjury that (1) the Social Security Number or Taxpayer Identification Number and address provided above is correct, (2) the investor is not subject to backup withholding (unless the Backup Withholding Statement box is checked) either because he has not been notified that he is subject to backup withholding as a result of a failure to report all interest or dividends or because the Internal Revenue Service has notified him that he is no longer subject to backup withholding and (3) the investor (unless, the Foreign Person box above is checked) is not a nonresident alien, foreign partnership, foreign trust or foreign estate.


         THE SUBSCRIPTION FOR UNITS OF CHINA EVERGREEN ENVIRONMENTAL CORPORATION BY THE ABOVE NAMED INVESTOR(S) IS ACCEPTED THIS _______ DAY OF __________, 2005.

                                       CHINA EVERGREEN ENVIRONMENTAL CORPORATION

                                       By:
                                           -------------------------------------
                                       Name:  Pu Chong Liang
                                       Title:    Chairman & CEO

         DISCLOSURE SCHEDULE

         SECTION 4(g)

         The Company has previously sold 12% Convertible Debentures (the "Debentures") in the aggregate principal amount of $500,000. The Debentures were previously due on August 1, 2005 but have been extended by agreement of the Company and the investors to September 30, 2005. Pursuant to the anti-dilution provisions of the Debentures, the conversion price of the Debentures will decrease from $0.20 per share to $0.135 per share and the exercise price of the warrants issued in connection with the Debentures will decrease from $0.20 per share to $0.15 per share as a result of the Company's sale of the Units offered hereby.

         SECTION 4(h)

         The SEC Reports do not include all material contracts required to be filed as exhibits thereto.

         SECTION 4(i)

         In May 2005, the Company completed the sale of sale of 20 units, at $25,000 per unit, for the gross proceeds of $500,000. Each unit consisted of (a) one 12% convertible debenture in the original principal amount of $25,000 convertible at the rate of $0.20 per share of the Company's common stock, and
(b) 125,000 detachable warrants to purchase one share each of the Company 's common stock at an exercise price of $0.20 per share, expiring ten years from their date of issuance. As described in the disclosure for Section 4(g) above, the conversion price will now decrease to $0.135 and the exercise price will decrease to $0.15. The conversion price of the debentures and exercise price of the warrants may trigger beneficial conversion accounting under US GAAP.

         SECTION 4(bb)

         In May 2005, the Company completed the sale of sale of 20 units, at $25,000 per unit, for the gross proceeds of $500,000. Each unit consisted of (a) one 12% convertible debenture in the original principal amount of $25,000, and
(b) 125,000 detachable warrants to purchase one share each of the Company 's common stock at an exercise price of $0.20 per share, expiring ten years from their date of issuance

                                                                       EXHIBIT A

                        STATEMENT OF ACCREDITED INVESTOR


To:      China Evergreen Environmental Corporation
         5/F, Guowei Building
         73 Xianlie Middle Road
         Guangzhou, Guangdong
         People's Republic of China



Ladies and Gentlemen:

         The undersigned hereby refers to the Subscription Agreement executed and delivered to China Evergreen Environmental Corporation (the "Company") by the undersigned as of the date herewith. In connection with the subscription thereunder by the undersigned to purchase securities of the Company, the undersigned hereby represents and warrants to you that such individual or entity meets at least one of the tests listed on the attached Exhibit I for an "accredited investor" (as such term is defined under Regulation D promulgated pursuant to the Securities Act of 1933, as amended).



Dated: ______________, 2005


                                            Very truly yours,


                                            ___________________________________
                                            Name of Individual #1 or Entity


                                            ___________________________________
                                            Authorized Signature


                                            ___________________________________
                                            Name of Individual #2, if applicable


                                            ___________________________________
                                            Authorized Signature

                  EXHIBIT I TO STATEMENT OF ACCREDITED INVESTOR

                           ACCREDITED INVESTOR STATUS

NOTE: "Accredited Investors" are accorded special status under the federal securities laws. Individuals who hold certain positions with an issuer or its affiliates, or who have certain minimum individual income or certain minimum net worth (each as described below) may qualify as Accredited Investors. Partnerships, corporations or other entities may qualify as Accredited Investors if they fulfill certain financial and other standards or if all of their equity owners have incomes and/or net worth which qualify them individually as Accredited Investors, and trusts may qualify as Accredited Investors if they meet certain financial and other tests (as described below).

         You may qualify as an Accredited Investor under Regulation D promulgated under the Securities Act of 1933 (the "1933 Act") if you meet any of the following tests:

FOR INDIVIDUALS ONLY
--------------------

         1. You are a director or an executive officer of China Evergreen Environmental Corporation. An "executive officer" is the president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy making function or any other person who performs similar policy making functions for China Evergreen Environmental Corporation.

                                       OR

         2. You had individual income (exclusive of any income attributable to your spouse) of more than $200,000 in each of the two most recent fiscal years, and reasonably expect to have an individual income in excess of $200,000 in the current year, or your spouse and you had a joint income in excess of $300,000 in each of the two most recent fiscal years, and you reasonably expect to have a joint income in excess of $300,000 in the current year. For purposes hereof, income means adjusted gross income, as reported for federal income tax purposes, increased by the following amounts: (i) the amount of any tax exempt interest income under Section 103 of the Internal Revenue Code (the "Code") received,
(ii) the amount of losses claimed as a limited partner in a limited partnership as reported on Schedule E of Form 1040, (iii) any deduction claimed for depletion under Section 611 of the Code or (iv) any amount by which income has been reduced in arriving at adjusted gross income pursuant to the provisions of
Section 1202 of the Code. In determining personal income, however, unrealized capital gains should not be included.

                                       OR

         3. You have an individual net worth, or your spouse and you have a combined net worth in excess of $1,000,000. For purposes of this statement, "net worth" means the excess of total assets at fair market value, including home, home furnishings and automobiles, over total liabilities.

FOR TRUSTS ONLY
---------------

         4. The Trust has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring securities of China Evergreen Environmental Corporation, and the purchase of such securities is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the risks and merits of the prospective investment in such securities.

FOR CORPORATIONS, PARTNERSHIPS OR OTHER PURCHASING ENTITIES
-----------------------------------------------------------

         5. Any corporation, partnership, limited liability company or limited liability partnership not formed for the specific purpose of acquiring securities of China Evergreen Environmental Corporation, with total assets in excess of $5,000,000.

                                       OR

         6. All equity owners of the purchasing entity are Accredited Investors.

                                                                       EXHIBIT B

                    CHINA EVERGREEN ENVIRONMENTAL CORPORATION

                 SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE

         The undersigned beneficial owner of common stock, par value $0.001 per share (the "COMMON STOCK"), of China Evergreen Environmental Corporation, a Nevada corporation (the "COMPANY"), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the "COMMISSION") a registration statement (the "REGISTRATION STATEMENT") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "SECURITIES ACT"), of the securities subscribed for in accordance with the terms of the Subscription Agreement among the Company and each Investor named therein (the "SUBSCRIPTION AGREEMENT") (the "REGISTRABLE SECURITIES"). A copy of the Subscription Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Subscription Agreement.

         Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

                                     NOTICE

         The undersigned beneficial owner (the "SELLING SECURITYHOLDER") of Registrable Securities hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

                                  QUESTIONNAIRE

1.       NAME.

         (a)      Full Legal Name of Selling Securityholder

                  --------------------------------------------------------------


         (b) Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

                  --------------------------------------------------------------


         (c) Full Legal Name of Natural Control Person (which means a natural person who directly you indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

                  --------------------------------------------------------------

2.  ADDRESS FOR NOTICES TO SELLING SECURITYHOLDER:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Telephone:
            --------------------------------------------------------------------
Fax:
      --------------------------------------------------------------------------
Contact Person:
                  --------------------------------------------------------------

3.  BENEFICIAL OWNERSHIP OF REGISTRABLE SECURITIES:

         (a) Type and Principal Amount of Registrable Securities beneficially owned:

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------


4.  BROKER-DEALER STATUS:

         (a)      Are you a broker-dealer?

                                Yes [ ]   No [ ]

         Note: If yes, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

         (b)      Are you an affiliate of a broker-dealer?

                                Yes [ ]   No [ ]

         (c) If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

                                Yes [ ]   No [ ]

         Note: If no, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

5. BENEFICIAL OWNERSHIP OF OTHER SECURITIES OF THE COMPANY OWNED BY THE SELLING SECURITYHOLDER.

         EXCEPT AS SET FORTH BELOW IN THIS ITEM 5, THE UNDERSIGNED IS NOT THE BENEFICIAL OR REGISTERED OWNER OF ANY SECURITIES OF THE COMPANY OTHER THAN THE REGISTRABLE SECURITIES LISTED ABOVE IN ITEM 3.

         (a) Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

                  --------------------------------------------------------------

                  --------------------------------------------------------------

6.  RELATIONSHIPS WITH THE COMPANY:

         EXCEPT AS SET FORTH BELOW, NEITHER THE UNDERSIGNED NOR ANY OF ITS AFFILIATES, OFFICERS, DIRECTORS OR PRINCIPAL EQUITY HOLDERS (OWNERS OF 5% OF MORE OF THE EQUITY SECURITIES OF THE UNDERSIGNED) HAS HELD ANY POSITION OR OFFICE OR HAS HAD ANY OTHER MATERIAL RELATIONSHIP WITH THE COMPANY (OR ITS PREDECESSORS OR AFFILIATES) DURING THE PAST THREE YEARS.

         State any exceptions here:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------


7. SHORT SELLING COVENANT:

         EACH HOLDER UNDERSTANDS AND ACKNOWLEDGES THAT THE COMMISSION CURRENTLY TAKES THE POSITION THAT COVERAGE OF SHORT SALES OF SHARES OF THE COMMON STOCK "AGAINST THE BOX" PRIOR TO THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT WITH THE SHARES PURCHASED HEREUNDER IS A VIOLATION OF SECTION 5 OF THE SECURITIES ACT, AS SET FORTH IN ITEM 65, SECTION 5 UNDER SECTION A, OF THE MANUAL OF PUBLICLY AVAILABLE TELEPHONE INTERPRETATIONS, DATED JULY 1997, COMPILED BY THE OFFICE OF CHIEF COUNSEL, DIVISION OF CORPORATION FINANCE. ACCORDINGLY, EACH HOLDER HEREBY AGREES NOT TO USE ANY OF THE SHARES TO COVER ANY SHORT SALES MADE PRIOR TO THE EFFECTIVE DATE.

         The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

         By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

         IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:                           Beneficial Owner:
       ----------------------                      -----------------------------
                                 By:
                                     -------------------------------------------
                                     Name:
                                     Title:

PLEASE FAX OR MAIL A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TOGETHER WITH YOUR EXECUTED SUBSCRIPTION AGREEMENT.